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                                                                 Exhibit 10.19







                        CHICAGO TITLE AND TRUST COMPANY

                          EXCESS BENEFITS PENSION PLAN

                                January 1, 1987

















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                        Chicago Title and Trust Company
                          Excess Benefits Pension Plan


                                  Section One
                             Establishment of Plan


1.1 Effective Date. Effective January 1, 1987, Chicago Title and Trust Company (CT&T) hereby establishes the Chicago Title and Trust Company Excess Benefits Pension Plan (Plan).

1.2 Plan Purpose. The Plan is for those participants of the Chicago Title and Trust Company Pension Plan (Pension Plan) who are affected by the maximum benefit limitations imposed by Section 415 of the Internal Revenue Code
     (Code) as amended. The purpose of this Plan is to restore for those participants those benefits reduced by said maximum benefit limitations.

1.3 Employer. The Company and any of its affiliated corporations which with the consent of the Company adopt the Plan are referred to below collectively as the "Employers" and individually as an "Employer."

1.4 Non-Tax Qualified Plan. This Plan is completely independent from the Pension Plan and is not funded or qualified for special tax treatment under the Internal Revenue Code. The Plan is intended to constitute an excess benefit plan within meaning of Section 3(36) of the Employees Retirement Income Security Act of 1974, as amended.


                                  Section Two
                                  Eligibility


2.1 Eligibility. Any participant in the Pension Plan who is affected by the maximum benefit limitations of that Plan shall be entitled to an excess benefit, payable hereunder in accordance with Section Three of this Plan, equal to the excess, if any, of

     (A) The amount of such participant's annual benefit (or lump sum equivalent) under the Pension Plan computed under the provisions of the said plan, without regard to the above-mentioned limitations of section 415 of the Internal Revenue Code

                                      less

     (B) The amount of such participant's annual benefit (or lump sum equivalent) actually payable for each year under the Pension Plan, computed under the





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          provisions of the said retirement plan and subject to the
          above-mentioned limitations of section 415 of the Internal Revenue
          Code.

2.2 Time and Method of Payment. The excess benefits under this Plan shall become payable when a participant begins to receive payments as a retiree or terminated vested employee under the Chicago Title and Trust Company Pension Plan and shall be payable in the same manner and at the same time as the participant's benefits under said Pension Plan are paid.

2.3 Incompetency. In the event that a person entitled to benefits under the Plan is declared incompetent and a conservator or other person legally charged with the care of this person or of his estate is appointed, any benefits to which such person is entitled under the Plan shall be paid to such conservator or other person legally charged with the care of this person or of his estate.

2.4 Employee Rights. The amount of any benefit payable under the Plan with respect to any Participant shall be paid from the general revenues of the Employer that last employed that Participant.

2.5 Beneficiary. In the event of a participant's death, the participant's beneficiary under the Pension Plan shall be entitled to receive the benefits payable under this Plan.


                                 Section Three
                               Operation of Plan


3.1 Promise To Pay. The Employer promises to pay to the participant the excess pension benefits established under this Plan at the times and under the terms provided herein. The Plan is deemed to be an unfunded plan and no Employer has any obligation to set aside, earmark, or entrust any fund, policy, or money with which to pay any obligations under the Plan. A participant shall have no vested right or claim to any assets of an Employer for benefits payable under this Plan.


                                  Section Four
                                 Miscellaneous


4.1 Not a Contract of Employment. The Plan does not constitute a contract of employment and participation in the Plan will not give any employee the right to be retained in the employ of any Employer nor any right to






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     or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.

4.2 Amendment - Termination. Chicago Title and Trust Company may amend or terminate this Plan at any time, but such amendment or termination shall not adversely affect the rights of any participant or beneficiary then receiving benefits, or the beneficiary of any participant then receiving benefits under this Plan. Any participant not yet in a pay status may lose any future right to payments under this Plan should the Company terminate this Plan and not make provision for the payment of such benefits.

4.3 Assignment. The benefits payable to any participant under this Plan may not be voluntarily or involuntarily assigned or alienated.

4.4 Controlling Law. This Agreement shall be interpreted under and governed by the laws of the State of Illinois.


     Executed this 17th day of February, 1987 to evidence the adoption of the Chicago Title and Trust Company Excess Pension Benefits Plan.


                                         CHICAGO TITLE AND TRUST COMPANY



                                         By: /s/ LaNette Zimmerman
                                             ---------------------------
                                                Vice President


     Executed this 17th of February, 1987 to evidence Chicago Title Insurance Company's participation in the Chicago Title and Trust Company Excess Benefit Plan.


                                         CHICAGO TITLE INSURANCE COMPANY



                                         By: /s/ Thomas J. Adams
                                             ---------------------------
                                                Vice President


     Executed this 23rd of February, 1987 to evidence Chicago Title Company's participation in the Chicago Title and Trust Company Excess Benefits Plan.






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                                         CHICAGO TITLE COMPANY



                                         By: /s/ E. Russell Sherman
                                             ---------------------------
                                                Vice President








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                               FIRST AMENDMENT TO
                        CHICAGO TITLE AND TRUST COMPANY
                          EXCESS BENEFITS PENSION PLAN
                                  MAY 5, 1994


     The undersigned, being the President of Chicago Title and Trust Company (Company) and acting pursuant to the authority granted to the President under certain resolutions duly adopted by the Board of Directors of Chicago Title and Trust Company under the dates of April 22, 1986 and April 27, 1993, does hereby consent to and approve on behalf of Chicago Title and Trust Company the following First Amendment of the Chicago Title and Trust Company Excess Benefits Pension Plan, with an effective date of January 1, 1994:

     1.    Be amending Section 1.2 to read as follows:

     "1.2 Plan Purpose. The Plan is for those participants of the Chicago Title and Trust Company Pension Plan (Pension Plan) who are affected by the maximum benefit limitations imposed by Section 415 of the Internal Revenue Code (Code), as amended, and by the maximum compensation limitations imposed by Section 401(a)(17) of the Code. The purpose of this Plan is to restore for those participants those benefits reduced by said maximum benefit and compensation limitations."

     2.    By amending Section 1.4 to read as follows:

     "1.4 Non-Tax Qualified Plan. This Plan is completely independent from the Pension Plan and is not funded or qualified for special tax treatment under the Internal Revenue Code. The Plan is intended to constitute an excess benefit plan within the meaning of Section 3(36) of the Employee Retirement Income Security Act of 1974, as amended (ERISA) and an unfunded deferred compensation plan for a select group of management or highly compensated employees within the meaning of 201(2) of ERISA."

     3.    By amending Section 2.1 to read as follows:

     "2.1 Eligibility. Any participant in the Pension Plan who is affected by the maximum benefit or compensation limitations of that Plan and who is approved by the President of the Company shall be entitled to an excess benefit, payable hereunder in accordance with Section Three of this Plan, equal to the excess, if any, of





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           (A)  The amount of such participant's annual benefit (or lump sum equivalent) under the Pension Plan computed under the provisions of the said Plan, without regard to the above-mentioned limitations of Section 415 and Section 401(a)(17) of the Code

                                      less

           (B) The amount of such participant's annual benefit (or lump sum equivalent) actually payable for each year under the Pension Plan, computed under the provisions of the said Plan and subject to the above-mentioned limitations of Section 415 and Section 401(a)(17) of the Code."

     4.    By adding the following sentence at the end of Section 3.1:

           "Any discretionary determination of eligibility or the amount payable hereunder by the President of the Company or an Employer is final and binding."

     5.    By amending Section 4.4 to read as follows:

     "4.4 Controlling Law. To the extent not superseded by the laws of the United States, this Agreement shall be interpreted under and governed by the laws of the State of Illinois."

     Executed this 9th day of May, 1994.


                                             CHICAGO TITLE AND TRUST COMPANY



                                             By: /s/ Richard P. Toft
                                                 ---------------------------
                                                     Richard P. Toft
                                                        President









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